SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement
[_] Soliciting Material Under Rule
[_] Confidential, For Use of the 14a-12 Commission Only (as permitted by Rule
    14a-6(e)(2))
[x] Definitive Proxy Statement
[_] Definitive Additional Materials

                            NT ALPHA STRATEGIES FUND
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
   Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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


[NORTHERN TRUST LOGO] Northern Trust

                            NT ALPHA STRATEGIES FUND
                            50 South LaSalle Street
                            Chicago, Illinois 60603

       NOTICE OF SPECIAL MEETING OF UNITHOLDERS IN LIEU OF ANNUAL MEETING
                         To be held on August 15, 2007

Notice is hereby given to the unitholders of NT Alpha Strategies Fund (the "Fund") that the Special Meeting of Unitholders in Lieu of an Annual Meeting (the "Special Meeting") will be held at the offices of Northern Trust Company, 50 South LaSalle Street, B-4, Room 7, Chicago, Illinois 60603 on August 15, 2007, at 10:00am (Central time). The Special Meeting is being held for the following purposes:

MATTERS TO BE VOTED UPON BY ALL UNITHOLDERS

1. To elect two Trustees to hold office for the term indicated in the attached Proxy Statement or until their successors shall have been elected and qualified;

2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

The Board has fixed the close of business on July 23, 2007 as the record date for the determination of unitholders entitled to notice of, and to vote at, the Special Meeting. We urge you to mark, sign, date, and mail the enclosed proxy or proxies in the postage-paid envelope provided or record your voting instructions via telephone so you will be represented at the Special Meeting.

By order of the
Board of the Fund

/s/ Joseph W. Mclnerney

Joseph W. Mclnerney, President of the Fund

Chicago, Illinois
July 31, 2007

IT IS IMPORTANT THAT YOUR UNITS BE REPRESENTED AT THE SPECIAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE VOTE BY TELEPHONE OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE SPECIAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE SPECIAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY GIVEN PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW UNITS YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

                            NT ALPHA STRATEGIES FUND
                                PROXY STATEMENT
                                      FOR
            SPECIAL MEETING OF UNITHOLDERS IN LIEU OF ANNUAL MEETING
                         TO BE HELD ON AUGUST 15, 2007

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Special Meeting of Unitholders in Lieu of an Annual Meeting ("Notice of Special Meeting"). Much of the information in this proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at (312) 444-4684.

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of NT Alpha Strategies Fund (the "Fund") of proxies to be voted at the Special Meeting of Unitholders in Lieu of an Annual Meeting, to be held on August 15, 2007, and any adjournment or postponement thereof (the "Special Meeting"). The Special Meeting will be held at the offices of Northern Trust Company, 50 South LaSalle Street, B-4, Chicago, Illinois 60603, on August 15, 2007 at 10:00 a.m. (Central time). This Proxy Statement and the enclosed proxy card(s) ("proxy") are first being sent to the Fund's unitholders on or about August 1, 2007.

o Why is a unitholder meeting being held?

At the Special Meeting, the unitholders will vote on a proposal (the "Proposal") to elect two persons to serve as Trustees of the Fund. One of the persons, Mr. Ralph F. Vitale, was appointed by the Board on February 27, 2006 and is currently serving as a Trustee. Mr. John J. Masterson is a new nominee proposed on May 23, 2007 by the Nominating Committee to the Board and accepted by the Board, subject to unitholder approval. This election will help assure continued compliance with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") requiring that a majority of the Trustees be elected by unitholders and allowing the appointment of a new Trustee by the Board only if, after such appointment, at least two-thirds of the Trustees have been elected by the unitholders.

o Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how large your investment in the Fund.

o Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Special Meeting to be held on August 15, 2007, and, if the Special Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting. The Notice of Special Meeting, the proxy and this Proxy Statement are being mailed on or about August 1, 2007.

o How does the Board recommend that unitholders vote on the Proposal?

The Board unanimously recommends that you vote "for" the Proposal.

o Who is eligible to vote?

Unitholders of record of the Fund at the close of business on July 23, 2007, are entitled to be present and to vote on the Proposal at the Special Meeting or any adjournment or postponement thereof. Each unit is entitled to one vote on the Proposal. Units represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your units will be voted in accordance with the Board's recommendation. If any other business is brought before the Special Meeting, your units will be voted at your proxy's discretion unless you specify otherwise in your proxy.

o How many units of the Fund were outstanding as of the record date?

At the close of business on July 23, 2007, the Fund had 8,894,170.10 units outstanding.

The Proposals: To Elect Trustees

o Who are the Trustees standing for election?

                            NT ALPHA STRATEGIES FUND

The Trustees of the Fund are classified into three classes of Trustees. Set forth below are the current Class I Trustees, Class II Trustees and Class III
Trustees:

CLASS I TRUSTEES OF THE FUND

-Mr. Ralph F. Vitale is the Class I Trustee of the Fund and was originally appointed by the Board on February 27, 2006. He is standing for re-election at the Special Meeting.

CLASS II TRUSTEES OF THE FUND

-Mr. Theodore A. Olson is the Class II Trustee. It is currently anticipated that he will stand for re-election at the next annual meeting of unitholders or special meeting in lieu thereof (which will be the Fund's second unitholder meeting overall). Mr. John J. Masterson is a nominee for election as a Class II Trustee and is standing for election at the Special meeting.

CLASS III TRUSTEES OF THE FUND

-Mr. William T. Huffman, Jr. is the Class III Trustee of the Fund. It is currently anticipated that he will stand for re-election at the third annual meeting of unitholders or special meeting in lieu thereof.

As indicated above, unitholders of the Fund are being asked to elect Mr. Ralph
F. Vitale as a Class I Trustee at the Special Meeting. Unitholders are also being asked to elect the nominee, John J. Masterson, as a Class II Trustee at the Special Meeting.

Each Class I Trustee, if elected, will hold office until the Fund's fourth annual meeting of unitholders or special meeting in lieu thereof, or until his successor shall have been elected and qualified. If elected as a Class II Trustee, Mr. John J. Masterson will hold office until the Fund's second annual meeting of unitholders or special meeting in lieu thereof, or until his successor shall have been elected and qualified. The other Trustees will continue to serve under their current terms and will be elected at subsequent annual meetings of unitholders as indicated above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class I and Class II Trustee nominees named above. Each of the Trustee nominees has indicated that he has consented to serve as a Trustee of the Fund if elected at the Special Meeting. If a designated Trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Trustee nominee or nominees.

Certain information concerning the current Trustees, the Trustee nominees and the officers of the Fund is set forth in the table below. Except as indicated in the table below, each individual has held the office shown or other offices in the same company since the Fund commenced its operations. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Fund, (ii) the Fund's investment manager, Northern Trust Global Advisors, Inc. ("NTGA"), and who satisfy the requirements contained in the definition of "independent" as defined in Rule 10A-3 of the Securities Exchange Act of 1934 (the "Independent Trustees"). Mr. Ralph F. Vitale has served as a Trustee of the Fund since February 27, 2006. All other Trustees of the Fund have served in such capacity since April 21, 2004. The business address of each current Trustee and officer is c/o Northern Trust Global Advisors, Inc., 300 Atlantic Street, Suite 400, Stamford, CT 06901.

Trustees and Trustee Nominees

                                                                                          Number of
                                                                                         Portfolios
                                                                                          in Fund
                        Position                                                          Complex
                          Held                      Principal Occupation(s)               Overseen         Other Directorships
Name and Age            with Fund                 During The Past Five Years             by Trustee          held by Trustee

INDEPENDENT TRUSTEES:

Theodore A. Olson       Trustee and (1)      Corporate Vice President and Controller          1                   None
Age: 68                 Chairman             for Abbott Laboratories from 1988 to
                                             1999 (retired since 1999);
                                             Director and Member of Finance
                                             Committee of Clara Abbott Foundation
                                             since 2002; Director of the Hundred
                                             Club of Lake County since 1989.

Ralph F. Vitale         Trustee (2)          Executive Vice President of Securities           1                   None
Age: 58                                      Finance for State Street Corporation
                                             from 1997 to 2003 (retired since 2003);
                                             Director of Boxford Housing Trust
                                             since 2004; Director of Boston
                                             Rheology, LLC since 2005.

John J. Masterson       Trustee Nominee      Advisory Director from 2006 to 2007        1 (if elected)            None
Age: 47                                      and Partner and Managing Director
                                             from 2002 to 2005 for Goldman Sachs
                                             & Company

INTERESTED TRUSTEE:

William T.              Trustee (1)          Chairman, President and Chief                    1                   None.
Huffman*                                     Executive Officer of Northern Trust
Age: 38                                      Global Advisors, Inc. since September
                                             2002 and Senior Vice President of The
                                             Northern Trust Company since January
                                             2003; Executive Vice President and
                                             Chief Operating Officer of Northern
                                             Trust Global Advisors, Inc. from
                                             February 2001 to January 2003.


* "Interested person" of the Fund as defined in the 1940 Act. Mr. Huffman is an interested person due to his relationship with
Northern Trust Global Advisors, Inc.

(1) Trustee since commencement of operation of the Fund. After a Trustee's initial term, each Trustee is expected to serve a term concurrent with the class of Trustees for which he serves.

(2) Trustee since February 27, 2006. After a Trustee's initial term, each Trustee is expected to serve a term concurrent with the
Class of Trustees for which he serves.

Executive Officers

OFFICERS:                                                                        Principal Occupation During
Name and Age                    Position Held with Fund (since)                      the Past Five Years

Joseph W. McInerney         President of the Fund (September 2004)        Senior Vice President and Chief Operating
Age: 40                                                                   Officer at Northern Trust Global Advisers,
                                                                          Inc. since April 2005;
                                                                          Vice President and Senior Product
                                                                          Manager of Alternative Investments at
                                                                          The Northern Trust Company from 2001
                                                                          to March 2005.

Brian Ovaert                Assistant Treasury of the Fund (February      Executive Vice President and Regional
Age: 45                     2005)                                         Head of Worldwide Operations and
                                                                          Technology - Europe, Middle East and
                                                                          Africa since March 2007.
                                                                          Senior Vice President and Department
                                                                          Head at The Northern Trust Company
                                                                          overseeing Fund Accounting, Transfer
                                                                          Agent and Fund Administration functions
                                                                          from 1998 to March 2007.

Craig R. Carberry           Secretary (September 2004)                    Senior Attorney at The Northern Trust
Age: 47                                                                   Company since May 2000.

Lori V. O'Shaughnessy       Assistant Secretary (September 2004)          Counsel and Vice President at PFPC Inc.
Age: 35                                                                   since 2005; Associate Counsel and
                                                                          Director at PFPC Inc. from 2002 to 2005;
                                                                          Associate Counsel at Investors Bank &
                                                                          Trust Company, a financial service
                                                                          provider from 2001 to 2002.

Laura A. Pace               Chief Compliance Officer (September           Senior Vice President and Chief
Age: 36                     2004)                                         Compliance Officer at Northern Trust
                                                                          Global Advisors, Inc. since February
                                                                          2005; Vice President and Senior
                                                                          Compliance Officer at Northern Trust
                                                                          Global Advisors, Inc. since January 2003;
                                                                          Vice President and Senior Compliance
                                                                          Officer at SBT Investments, Inc. from
                                                                          December 2001 to January 2003; Manager
                                                                          of Legal and Compliance, Managers
                                                                          Funds, from December 1997 to December
                                                                          2001.

o Does the Board have any committees?

Yes. The Trustees have determined that the efficient conduct of the Fund's affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. The three committees of the Board are the Audit Committee, the Nominating Committee and the Pricing Committee.

Audit Committee

The Fund has an Audit Committee, composed of all of the Independent Trustees, which is charged with selecting a firm of independent registered public accountants for the Fund and reviewing accounting matters with the accountants.

The Audit Committee of the Fund presents the following report:

The Audit Committee of the Fund has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by ISB Standard No. 1 and has discussed with the independent registered public accounting firm the auditors' independence and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal year.

The Audit Committee is governed by a written charter, which was approved by the Board on April 21, 2004 and is attached hereto as Appendix A.

The members of the Audit Committee of the Fund are Messrs. Olson and Vitale, each of whom are Independent Trustees. The Board of the Fund has determined that Mr. Olson is an audit committee financial expert and is independent for the purpose of the definition of audit committee financial expert as applicable to the Fund.

Nominating Committee

The Board has a Nominating Committee, which performs the functions set forth in the Nominating Committee Charter. The members of the Nominating Committee of the Fund are Messrs. Olson and Vitale, each of whom are Independent Trustees. Messrs. Olson and Vitale meet regularly as a group in executive session as the Nominating Committee.

As part of its duties, the Nominating Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating Committee may consider Trustee candidates recommended by unitholders to fill vacancies on the Board. In considering candidates submitted by unitholders, the Nominating Committee considers a variety of factors set forth in Appendix A to the Nominating Committee Charter.

The Nominating Committee Charter was approved by the Board on February 3, 2005 and is attached hereto as Appendix C.

Pricing Committee

The Board has a Pricing Committee, which oversees NTGA's efforts to independently price all securities and verify performance of all managers of the sub-funds in which the Fund invests. The members of the Pricing Committee of the Fund are Satish M. Cherian, Ravi M. Gautham, Joseph W. McInerney, Laura Pace, Victoria Vodolazschi and Anthony Zanolla.

o Does the Fund have a policy with respect to the attendance of Trustees at the Special Meeting?

It is the Fund's policy to encourage Trustees to attend special meetings in person or telephonically.

o How can the Fund's unitholders send communications to the Trustees?

Unitholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent in writing to the Trustees c/o Paul Dykstra, Bell Boyd & Lloyd LLP, 70 West Madison Street, Suite 3100, Chicago, IL 60603.

o How large a stake do the Trustees have in the Fund?

As of June 30, 2007, the Trustees owned units of the Fund in the following amounts:

        Name of Trustee or               Dollar Range of Equity
        Trustee Nominee                  Securities in the Fund

        Theodore A. Olson                         $0
        Ralph F. Vitale                           $0
        William T. Huffman                        $0
        John J. Masterson*                        $0


* Nominee for election to the Board of Trustees.

As of July 23, 2007, each Trustee and the Trustees and officers of the Fund as a group owned zero units of any class of the Fund, which constituted less than 1% of the outstanding units of any class of the Fund.

o How often do the Trustees meet?

Four meetings of the Board were held during its last fiscal year between April 1, 2006 and March 31, 2007.

Four meetings of the Audit Committee were held during its last fiscal year between April 1, 2006 and March 31, 2007.

One meeting of the Nominating Committee was held during its last fiscal year between April 1, 2006 and March 31, 2007.

12 meetings of the Pricing Committee were held during its last fiscal year between April 1, 2006 and March 31, 2007.

Each Trustee attended at least 75% of the aggregate of: (i) all regular meetings of the Board held during the period from April 1, 2006 through March 31, 2007; and (ii) all meetings of all committees of the Board held during the period from April 1, 2006 through March 31, 2007.

o What are the Trustees paid for their services?

The following table provides information regarding the compensation of the Fund's Trustees. This table assumes that the Fund had a full fiscal year of operations:

        Name of Board Member             Compensation From the
                                                 Fund

        Theodore A. Olson                       $35,000
        Ralph F. Vitale                         $25,000
        William T. Huffman                        $0

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

Further Information About Voting and the Special Meeting

The cost of soliciting proxies will be borne by the Fund. In addition, certain officers, trustees, directors and employees of the Fund, and Northern Trust Global Advisors, Inc. (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

Information regarding how to vote via telephone is included on the enclosed proxy card.

The affirmative vote of a majority of the units present at the Special Meeting at which a quorum (i.e., a majority of the units entitled to vote on the Proposal is present) is necessary to approve the Proposal for the Fund.

Abstentions and "broker non-votes" (i.e., units held by brokers (if any) or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as units present at the Special Meeting and will not affect the result of the vote on the Proposal.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unitholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy prior to the date of the Special Meeting or by attending and voting at the Special Meeting.

The Board has fixed the close of business on July 23, 2007 as the record date for the determination of unitholders of the Fund entitled to notice of, and to vote at, the Special Meeting. Unitholders of the Fund on that date will be entitled to one vote on each matter to be voted on by the Fund for each unit held and a fractional vote with respect to each fractional unit with no cumulative voting rights.

Investment Manager

NTGA acts as the Fund's investment manager. NTGA is responsible for making investment decisions with respect to the investment of the Fund's assets. NTGA is located at 300 Atlantic Street, Suite 400, Stamford, CT 06901. As of March 31, 2007, NTGA had approximately $33.4 billion in assets under management.

Independent Auditors

Deloitte & Touche LLP ("Deloitte") has been selected as the Fund's independent registered public accounting firm by the Audit Committee of the Fund and ratified by a majority of the Fund's Board, including a majority of the Independent Trustees, by vote cast in person, to audit the accounts of the Fund for and during the Fund's fiscal years ending in 2006 and 2007. The Fund does not know of any direct or indirect financial interest of Deloitte in the Fund.

Representatives of Deloitte will attend the Special Meeting either in person or telephonically, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Administrator

Northern Trust Investments, N.A., located at 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund's administrator and has retained PFPC Inc. as sub-administrator and may, in its discretion, retain additional sub-administrator(s).

Audit Fees

The aggregate fees billed to the Fund by Deloitte and approved by the Audit Committee of the Fund for professional services rendered for the audit of the Fund's annual financial statements for the period from April 1, 2005 through March 31, 2006 were $69,500.

The aggregate fees billed to the Fund by Deloitte and approved by the Audit Committee of the Fund for professional services rendered for the audit of the Fund's annual financial statements for the period from April 1, 2006 through March 31, 2007 were $96,500.

Audit-Related Fees

The aggregate fees billed by Deloitte and approved by the Audit Committee of the Fund for the period from April 1, 2005 through March 31, 2006 for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements were $0. The aggregate fees billed by Deloitte and approved by the Audit Committee for the period from April 1, 2006 through March 31, 2007 for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements were $0. Deloitte did not perform any other assurance and related services that were required to be approved by the Audit Committee for such period.

Tax Fees

The aggregate fees billed by Deloitte and approved by the Audit Committee for the period from April 1, 2005 through March 31, 2006 for professional services rendered for tax compliance, tax advice, and tax planning were $48,650 (such fees relate to tax services provided by Deloitte in connection with the preparation of the Fund's tax returns and miscellaneous tax consultations). The aggregate fees billed by Deloitte and approved by the Audit Committee of the Fund for the period from April 1, 2006 through March 31, 2007 for professional services rendered for tax compliance, tax advice, and tax planning were $49,560 (such fees relate to tax services provided by Deloitte in connection with the preparation of the Fund's tax returns and miscellaneous tax consultations). Deloitte did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Audit Committee for such period.

All Other Fees

The Fund did not pay Deloitte for any services other than those described above during the last two fiscal years (or periods).

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Deloitte and approved by the Audit Committee of the Fund from April 1, 2005 through March 31, 2006 for services rendered to the Fund were $48,650 (such fees relate to the aforementioned tax services provided by Deloitte in connection with the preparation of the Fund's tax returns and miscellaneous tax consultations).

The aggregate non-audit fees billed by Deloitte and approved by the Audit Committee of the Fund from April 1, 2006 through March 31, 2007 for services rendered to the Fund were $49,560 (such fees relate to the aforementioned tax services provided by Deloitte in connection with the preparation of the Fund's tax returns and miscellaneous tax consultations).

In addition, the aggregate non-audit fees billed by Deloitte and approved by the Audit Committee of the Fund for the period from April 1, 2005 through March 31, 2006 for services rendered to NTGA, or any entity controlling, controlled by, or under common control with NTGA that provides ongoing services to the Fund were $0.

The aggregate non-audit fees billed by Deloitte and approved by the Audit Committee of the Fund for the period from April 1, 2006 through March 31, 2007 for services rendered to NTGA, or any entity controlling, controlled by, or under common control with NTGA that provides ongoing services to the Fund were $0.

The aggregate non-audit fees billed by Deloitte that did not require pre-approval by the Audit Committee of the Fund for the period from April 1, 2005 through March 31, 2006 for services rendered to NTGA, or any entity controlling, controlled by, or under common control with NTGA that provides ongoing services to the Fund were $171,940. Amounts relate to examination services performed for Northern Trust Global Investments Limited and transaction support services related to a proposed acquisition performed for The Northern Trust Company and Northern Trust Investor Services, Ltd.

The aggregate non-audit fees billed by Deloitte that did not require pre-approval by the Audit Committee of the Fund for the period from April 1, 2006 through March 31, 2007 for services rendered to NTGA, or any entity controlling, controlled by, or under common control with NTGA that provides ongoing services to the Fund were $180,000. Amounts relate to examination services performed for Northern Trust Global Investments Limited.

Audit Committee's Pre-Approval Policies and Procedures

On April 21, 2004, the Audit Committee adopted Pre-Approval Policies and Procedures which are attached hereto as Appendix B. Since the adoption of such policies and procedures, the Audit Committee has pre-approved all audit and non-audit services provided by Deloitte to the Fund, and all non-audit services provided by Deloitte to NTGA, or any entity controlling, controlled by, or under common control with NTGA, as applicable, that provides ongoing services to the Fund which are related to the operations of the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered by Deloitte to NTGA or any entity controlling, controlled by, or under common control with NTGA that were not pre-approved pursuant to 17 CFR 210.2-01(c)(7)(ii) is compatible with maintaining Deloitte's independence. Pursuant to such consideration, the Audit Committee has made a determination that such non-audit services are compatible with maintaining Deloitte's independence.

NTGA and affiliates of NTGA performing services for the Fund paid no fees to Deloitte in the Fund's most recent fiscal year for services other than those described above or for any other services, including for information systems design and implementation.

Principal Unitholders

As of July 23, 2007, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as set forth in the following table:

Title of Class                 Name and Address of             Amount of Beneficial    Percent of Class
                                Beneficial Owner                    Ownership

Common Units of the Fund     Northern Trust Corporation*          1,030,603.88             11.59%
                             50 South La Salle Street, B-4,
                             Chicago, Illinois 60603

* The Manager is a wholly-owned subsidiary of Northern Trust Corporation.

Securities Ownership of Trustees and Executive Officers

As of July 23, 2007, to the knowledge of the Fund, no Trustee or executive officer of the Fund beneficially owned voting securities of any class of securities of the Fund.

Financial Statements and Other Information

The Fund will furnish, without charge, a copy of the Fund's most recent Annual Report and the Semi-Annual Report succeeding the Annual Report, if any, to any unitholder upon request. Requests should be directed to NTGA at (800) 595-9111.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund's officers and Trustees, certain officers of the Fund's investment manager, affiliated persons of the investment manager, and persons who beneficially own more than ten percent of the Fund's units to file certain reports of ownership ("Section 16 filings") with the SEC and the NYSE. Based upon the Fund's review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for its fiscal year ended in 2007, all filings applicable to such persons were completed and filed.

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of unitholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Certain non-public personal information of the unitholders may become available to the Fund from subscription documents, forms, investment manager web sites, conversations with unitholders, third parties (with unitholder permission) and unitholder transactions with the Fund and its affiliates. The Fund only discloses non-public personal information about its unitholders or former unitholders to companies that perform services, such as marketing services, for it, to affiliated and non-affiliated financial institutions with whom it has marketing agreements and as otherwise permitted by law.

The Fund restricts access to non-public personal information about its unitholders to only those who need it to perform their jobs and provide services to unitholders. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its unitholders.

Unitholder Meetings

The Fund has not scheduled any future annual unitholder meetings or a special unitholder meetings in lieu of annual meetings, although the Board may call such a meetings in its sole discretion. The Declaration of Trust of the Fund does not require that the Fund hold annual unitholder meetings.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Special Meeting. However, if any other matters not now known properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

/s/ Joseph W. McInerney

JOSEPH W. MCINERNEY
President of the Fund
August 1, 2007

                                                                      APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                       OF
                            NT ALPHA STRATEGIES FUND
     ______________________________________________________________________

                       I. PURPOSE OF THE AUDIT COMMITTEE

The purpose of the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of NT Alpha Strategies Fund (the "Trust") is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Trust, including, without limitation, (a) assisting the Board's oversight of (i) the integrity of the Trust's financial statements, (ii) the Trust's compliance with legal and regulatory requirements, and (iii) the qualifications and independence of the Trust's independent auditor (the "Independent Auditor"), and (b) preparing the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in the Trust's annual proxy statement, if any.

                     II. COMPOSITION OF THE AUDIT COMMITTEE

The Audit Committee shall be comprised of three or more trustees as determined from time to time by resolution of the Trust's Board of Trustees. Each member of the Audit Committee shall be qualified to serve on the Audit Committee pursuant to the requirements of the Sarbanes-Oxley Act of 2002 (the "Act") and the rules and regulations promulgated by the SEC pursuant to the Act. Each member of the Audit Committee shall be "independent" as defined by the rules promulgated by the SEC pursuant to the Act.
     According to the rules and regulations promulgated by the SEC pursuant to the Act, a member is independent if he or she, other than in his or her capacity as a member of the Board, the Audit Committee or any other board committee, (a) does not accept directly or indirectly any consulting, advisory or other compensatory fee from the Trust, other than receipt of pension or other forms of deferred compensation from the Trust for prior service, so long as such compensation is not contingent in any way on continued service, and (b) is not an "interested person" of the Trust (an "Independent Trustee") as defined in
Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act").

     No member of the Board may serve as a member of the Audit Committee if the member serves on the audit committee of more than two public companies (not including the Trust), unless the Board determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee.

     Each member of the Audit Committee must be "financially literate" as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. Further, either (a) at least one member of the Audit Committee must be determined to be an "audit committee financial expert" (as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Act) by the Board, or (b) if no member of the Audit Committee is an "audit committee financial expert," such fact must be disclosed in the Trust's annual report filed with the SEC. The Audit Committee shall recommend to the Board whether one or more of its members should be deemed to be an "audit committee financial expert" or, if not, why not, and the Board shall make the final determinations in this regard.

     The chairperson of the Audit Committee, if any, shall be designated by the members of the Audit Committee, by a majority vote.

     Any vacancy on the Audit Committee shall be filled by the affirmative vote of a majority of the members of the Board of Trustees at the next meeting of the Audit Committee following the occurrence of the vacancy. No member of the Audit Committee shall be removed except by the affirmative vote of a majority of the members of the Audit of Trustees.

                      III. MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust (or other charter document of the Trust), the By-Laws of the Trust and this Audit Committee Charter. The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The Audit Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee shall meet separately on a periodic basis with (a) the chief financial officer of the Trust, (b) management of Northern Trust Global Advisors, Inc. (the "Advisor") responsible for assisting with the preparation of the Trust's financial statements and (c) the Independent Auditor, in each case to discuss any matters that the Audit Committee or any of the above persons or firms believe should be discussed privately. The Audit Committee shall fix its own rules of procedure, which shall be consistent with the Declaration of Trust of the Trust, the Bylaws of the Trust and this Audit Committee Charter.

                                                                      APPENDIX A

     A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communication equipment by means of which all persons participating in the meeting can communicate with each other shall constitute a quorum, provided that, once annually, at the meeting for selecting the Independent Auditor, a majority of the members of the Audit Committee present in person shall constitute a quorum. The Audit Committee may also take action by the written consent of a majority of its members, except to the extent an in-person meeting is required by the preceding sentence or required by applicable law.

     The Audit Committee shall cause to be maintained minutes of all meetings and records relating to those meetings and provide copies of such minutes to the Board and the Trust.

                                 IV. AUTHORITY

     The Audit Committee shall have the authority to carry out its duties and responsibilities as set forth in this Audit Committee Charter, to institute investigations of suspected improprieties and to retain independent counsel or seek assistance from experts.

             V. DUTIES AND RESPONSIBILITIES OF THE AUDIT COMMITTEE

     In carrying out its duties and responsibilities, the Audit Committee's policies and procedures will remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Audit Committee:

(a) Oversight of the Auditor's Engagement/Independence
    __________________________________________________

     (i) Approve the selection and retention (subject to ratification by a majority of the Independent Trustees), termination and compensation of the Independent Auditor to audit the books and accounts of the Trust and its subsidiaries, if any, for each fiscal year;

     (ii) Review and, in its sole discretion, approve in advance the Independent Auditor's annual engagement letter, including the proposed fees contained therein;

     (iii) Pre-approve (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services to be provided by the Independent Auditor (1) to the Advisor or (2) to any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the Trust (clauses (A) and (B), collectively, the "Covered Services" and the entities referred to in clause
(B), collectively, the "Covered Entities"); provided that pre-approval by the Audit Committee of Covered Services may be effected pursuant to the procedures described below in Section VI captioned "PRE-APPROVAL PROCEDURES"; provided that this Audit Committee Charter shall not be violated if pre-approval of any non-audit Covered Service is not obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the SEC under the Act;

     (iv) Obtain at least annually from the Independent Auditor and review a report describing:

          (A) the Independent Auditor's internal quality-control procedures; and

          (B) any material issues raised by the most recent internal quality-control review, or peer review, of the Independent Auditor, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the Independent Auditor, and any steps taken to deal with any such issues;

     (v) Obtain quarterly "notice reports" for the Trust (and, if the quarterly communication is not within 90 days prior to the filing of an audit report with the SEC for the Trust, provide an update with any changes to the previously reported information) from the Independent Auditor and review a report notifying the Audit Committee of all audit and non-audit services that were not pre-approved by the Trust's Audit Committee provided (A) to the Advisor, (B) to any entity controlling, controlled by or under common control with the Advisor, and (C) to any registered or unregistered investment company advised by an investment advisor included in subsection (A) or (B) of this paragraph. In the interval between scheduled meetings of the Audit Committee, the Independent Auditor shall provide such "notice reports" or updates to the Audit Committee. Such disclosure shall include the fees associated with any services described in this paragraph;

     (vi) Review at least annually the qualifications, performance and independence of the Independent Auditor, including the performance of the lead partner of the Independent Auditor, and, in its discretion, make decisions regarding the replacement or termination of the Independent Auditor when circumstances warrant;

                                                                      APPENDIX A


     (vii) Oversee the independence of the Independent Auditor by, among other things:

          (A) actively engaging in a dialogue with the Independent Auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor, and taking appropriate action to satisfy itself of the auditor's independence;

          (B) monitoring compliance by the Independent Auditor with the audit partner rotation requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder;

          (C) monitoring compliance by the Trust, the Advisor and the Independent Auditor with the employee conflict of interest requirements contained in the Act and the rules and regulations promulgated by the SEC thereunder; and

          (D) considering whether there should be a regular rotation of the Independent Auditor; and

     (viii) Instruct the Independent Auditor that it is ultimately accountable to the Audit Committee, and that the Audit Committee is responsible for the appointment (subject to ratification by the Independent Trustees), retention, compensation, evaluation and termination of the Independent Auditor.

(b) Oversight of the Audit
    ______________________

     (i) Review the annual audit plan of the Independent Auditor, including the scope of audit activities, monitor such plan's progress, changes thereto and results periodically during the year and review the results of the year-end audit of the Trust, including any comments or recommendations of the Independent Auditor;

     (ii) Obtain at least annually for the Trust from the Independent Auditor and review a report describing:

          (A) all critical accounting policies and practices used;

          (B) all alternative treatments within United States Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management of the Trust, including (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the Independent Auditor; and

          (C) other material written communications between the Independent Auditor and management of the Trust, such as any management letter or schedule of unadjusted differences;

     (iii) Review with the chief financial officer of the Trust and management of the Advisor responsible for assisting with the preparation of the Trust's financial statements and the Independent Auditor, the following:



          (A) the Trust's annual audited financial statements and interim financial statements, and any major issues related thereto;

          (B) critical accounting policies and such other accounting policies of the Trust as are deemed appropriate for review by the Audit Committee prior to any interim or year-end filings with the SEC or other regulatory body, including any financial reporting issues which could have a material impact on the Trust's financial statements; and

          (C) the effect of regulatory, accounting and financial reporting initiatives on the financial statements of the Trust;

     (iv) Review on a regular basis with the Independent Auditor any problems or difficulties encountered by the Independent Auditor in the course of any audit work, including management's response with respect thereto, any restrictions on the scope of the Independent Auditor's activities or on access to requested information, and any significant disagreements with management. In connection therewith, the Audit Committee will review with the Independent Auditor the following:

          (A) any accounting adjustments that were noted or proposed by the Independent Auditor but were rejected by management (as immaterial or otherwise);



          (B) any communications between the audit team and the Independent Auditor's national office respecting auditing or accounting issues presented by the engagement; and

                                                                      APPENDIX A


          (C) any "management" or "internal control" letter issued, or proposed to be issued, by the Independent Auditor to the Trust;

     (v) Attempt to resolve all disagreements between the Independent Auditor and management regarding financial reporting; and

     (vi) Review information obtained from the Independent Auditor pursuant to
Section 10A of the Securities Exchange Act of 1934.

(c) Oversight of Controls and Procedures
    ____________________________________

     (i) Review periodically a report from the Trust's chief executive officer, chief financial officer and Independent Auditor, at least annually, regarding the following:

          (A) all significant deficiencies in the design or operation of internal controls of the Trust, any entity in the investment company complex (as such term is defined in Regulation S-X promulgated by the SEC) that is responsible for the financial reporting or operations of the Trust (the "Related Entities"), or, to the knowledge of such persons, other service providers, which could adversely affect the Trust's ability to record, process, summarize, and report financial data, including any material weaknesses in internal controls identified by the Independent Auditor;

          (B) any fraud, whether or not material, that involves management or other employees of the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust who have a significant role in the Trust's internal controls; and

          (C) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses related to the Trust, the Related Entities, or, to the knowledge of such persons, other service providers to the Trust.

(d) Compliance
    __________

     (i) Establish and maintain free and open means of communication between and among the Board, the Audit Committee, the Independent Auditor, the Trust's management, including the chief financial officer, management of the Advisor and management of those service providers of the Trust deemed appropriate by the Audit Committee, including providing such parties with appropriate opportunities to meet separately and privately with the Audit Committee on a periodic basis as the Audit Committee may deem necessary or appropriate;

     (ii) Establish procedures for (A) the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal accounting controls or auditing matters, and (B) the confidential, anonymous submission by employees of the Related Entities, other service providers responsible for such services, including the custodian and transfer agent, or other persons of concern regarding questionable accounting or auditing matters; and

     (iii) Secure independent expert advice to the extent the Audit Committee determines it to be appropriate, including retaining, with or without approval of the Board, independent counsel, accountants, consultants or others, to assist the Audit Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Trust.

(e) Miscellaneous
    _____________

     (i) Prepare an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this Audit Committee Charter, and set forth the goals and objectives of the Audit Committee for the upcoming year. The evaluation will include a review and assessment of the adequacy of this Audit Committee Charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate;

     (ii) Report regularly to the Board on its activities, as appropriate; and

     (iii) Perform such additional activities, and consider such other matters, within the scope of its duties and responsibilities, as the Audit Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX A


                          VI. PRE-APPROVAL PROCEDURES

     The Audit Committee shall prepare written pre-approval procedures pursuant to which it may pre-approve Covered Services. The Audit Committee, in its discretion, may elect to delegate to one or more of its members authority to pre-approve Covered Services between regularly scheduled meetings of the Audit Committee. The Audit Committee shall review and approve its pre-approval procedures at least annually. The pre-approval procedures in effect from time-to-time shall be attached to this Audit Committee Charter as Annex A.

                                 VII. REPORTING

     The Audit Committee shall report its activities to the Board on a regular basis, so that the Board is kept informed of its activities on a current basis. In connection therewith, the Audit Committee will review with the Board any issues that arise with respect to the quality or integrity of the Trust's financial statements, the Trust's compliance with legal or regulatory requirements, the performance and independence of the Independent Auditors. In particular, the Audit Committee will also report to the Board its conclusions with respect to matters the Audit Committee considers to be of interest or the Board requests. Reports to the Board may take the form of an oral report by the chairperson of the Audit Committee, if any, or any other member of the Audit Committee designed by the Audit Committee to make this report.

     The Audit Committee shall prepare the report required by the rules of the SEC to be included in the Trust's annual proxy statement and determine to its satisfaction that the Audit Committee has: (a) reviewed and discussed the audited financial statements with management of the Trust; (b) discussed with the Independent Auditor the matters required to be discussed by the Statements on Auditing Standards No. 61; (c) received the written disclosures and the letter from the Independent Auditor required by ISB Standard No. 1 and have discussed with the Independent Auditor the auditor's independence; and (d) made a recommendation to the Board as to whether the financial statements be included in the Trust's annual report for the past fiscal year, as filed with the SEC.

                                VIII. RESOURCES

     The Board shall ensure that the Audit Committee has adequate resources, as determined by the Audit Committee, with which to discharge its responsibilities, including for the payment of (a) compensation (i) to any firm of independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Trust, and (ii) to any advisors employed by the Audit Committee, including independent counsel, consultants or other advisors, as the Audit Committee determines necessary to carry out its duties, and (b) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

                     IX. LIMITS ON ROLE OF AUDIT COMMITTEE

     While the Audit Committee has the duties and responsibilities set forth in this Joint Audit Committee Charter, the Audit Committee is not responsible for:

     o planning or conducting the audit or for determining whether the Trust's financial statements are complete and accurate and are in accordance with generally accepted accounting principles;

     o determining whether the Form N-CSR filed by the Trust with the SEC contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

     o determining whether the Trust's financial statements and other financial information included in the Form N-CSR fairly present in all material respects the financial condition, results of operations, changes in net assets and cash flows of the Trust as of, and for, the periods presented in the Form N-CSR; or

     o establishing, designing or maintaining disclosure controls and procedures for the Trust.
     In fulfilling its responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust or the Advisor. The Audit Committee and its members do not have a duty or responsibility to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (a) the integrity of those persons and organizations within and outside the Trust, the Advisor and service providers to the Trust from which it receives information, (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (c) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the Independent Auditor to the Trust.

                                                                      APPENDIX B


                                    ANNEX A


                       AUDIT COMMITTEE PRE-APPROVAL POLICY
                                       OF
                            NT ALPHA STRATEGIES FUND

Statement of Principles

     The Audit Committee of the Board of Trustees of the NT Alpha Strategies Fund (the "Trust,") is required to pre-approve all Covered Services (as defined in the Audit Committee Charter) in order to assure that the provision of the Covered Services does not impair the auditors' independence. Unless a type of service to be provided by the Independent Auditor (as defined in the Audit Committee Charter) is pre-approved in accordance with the terms of this Audit Committee Pre-Approval Policy (the "Policy"), it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

     This Policy and the appendices to this Policy that are approved from time to time by the Audit Committee or its delegates describe the Audit, Audit-Related, Tax and All Other services that are Covered Services and that have been pre-approved under this Policy. The appendices in effect from time to time hereto sometimes are referred to herein as the "Service Pre-Approval Documents". The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. At least annually, the Audit Committee will review and re-approve this Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee hereby directs that each version of this Policy and the Service Pre-Approval Documents approved, re-approved or amended from time to time be maintained with the books and records of the Trust.

Pre-Approved Fee Levels

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.

Audit Services

     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.

Audit-Related Services

     Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Trust and, to the extent they are Covered Services, the other Covered Entities (as defined in the Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.

Tax Services

     The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.

                                                                      APPENDIX B

All Other Services

     All Other services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee.

Procedures

     Requests or applications to provide Covered Services that require approval by the Audit Committee must be submitted to the Audit Committee, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC's rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Audit Committee between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

                                                                      APPENDIX C

                    NT ALPHA STRATEGIES TRUST (the "Trust")


                          NOMINATING COMMITTEE CHARTER

I. The Committee.

     The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Trustees of the Trust (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent trustees." For purposes of this Charter, independent trustees shall mean trustees who are not interested persons of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

II. Board Nominations and Functions.

     1. The Committee shall make recommendations for nominations for independent trustee membership on the Board to (a) the incumbent independent trustee members, if all independent trustees do not currently serve on the Committee, and (b) the full Board. The selection and nomination of independent trustees shall be committed solely to the discretion of the independent trustees. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Trust's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

     2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

     3. The Committee may, but shall not be required to, adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership. The Committee shall comply with any rules adopted from time to time by the Securities and Exchange Commission, and any applicable state and other laws, regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

     4. The Committee may review shareholder recommendations for nominations to fill vacancies on the Board of the Committee. Any such recommendations must be submitted in writing and addressed to the Committee at the Trust's offices. The Committee's policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders, is attached hereto as Appendix A.

III. Committee Nominations and Functions.

     1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

     2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

IV. Other Powers and Responsibilities.

     1. The Committee shall meet at least once each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

     2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

     3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

                                                                      APPENDIX C

     4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, or other communication method by means of which all persons participating in the meeting can hear each other at the same time.

     5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

Adopted: February 3, 2005

                                                                      APPENDIX C

                                   APPENDIX A


                          NOMINATING COMMITTEE POLICY
                    REGARDING SELECTION OF TRUSTEE NOMINEES


     When a vacancy on the Board exists or is anticipated, or when the Nominating Committee ("Committee") deems it desirable to select a new or additional trustee, the Nominating Committee may consider any candidate for Trustee recommended by a current shareholder. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications. The Committee, however, will not be required to solicit recommendations from the Trust's shareholders.

     The Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional trustee, the Committee expects to seek referrals from a variety of sources, including current Trustees, management of the Trust, counsel to the Trust and counsel to the independent Trustees of the Trust. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

     In evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including, as appropriate:

          (i) the candidate's knowledge in matters relating to the mutual fund industry;

          (ii) any experience possessed by the candidate as a director or senior officer of public companies;

          (iii) the candidate's educational background;

          (iv) the candidate's reputation for high ethical standards and personal and professional integrity;

          (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications;

          (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

          (vii) the candidate's ability to qualify as an independent trustee for purposes of the 1940 Act, the candidate's independence from Trust service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest;

          (viii) the candidate's age relative to any Trust age limitation on nominations; and

          (ix) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an "audit committee financial expert" under the federal securities laws).

     Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

Adopted: February 3, 2005

[NORTHERN TRUST LOGO]
NT ALPHA STRATEGIES FUND
50 SOUTH LASALLE STREET
CHICAGO, ILLINOIS 60603











                           VOTE THIS PROXY CARD TODAY
                      EVERY UNITHOLDER'S VOTE IS IMPORTANT
                      Vote by Touch-Tone Phone or by Mail!
             CALL: To vote by phone call toll-free 1-888-221-0697.
                   Follow the recorded instructions.
             MAIL: Return the signed proxy card in the enclosed envelope.











                                                  SPECIAL MEETING OF UNITHOLDERS
                                                    IN LIEU OF AN ANNUAL MEETING
NT ALPHA STRATEGIES FUND                                         AUGUST 15, 2007



THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NT ALPHA STRATEGIES FUND (THE "TRUST") FOR USE AT A SPECIAL MEETING OF UNITHOLDERS OF NT ALPHA STRATEGIES FUND (THE "MEETING") TO BE HELD ON AUGUST 15, 2007 AT 10:00 A.M. (CHICAGO TIME) IN THE OFFICES OF THE NORTHERN TRUST COMPANY, 50 S. LASALLE STREET, B-4, ROOM 7, CHICAGO, IL 60603.

The undersigned hereby appoints Craig R. Carberry, with full power of substitution, as proxy of the undersigned to vote at the above-referenced Meeting, and at all adjournments thereof, all units of NT Alpha Strategies Fund held of record or owned by the undersigned on the record date for the Meeting, upon the proposals set forth on the reverse side, and at their discretion upon any other matter that may properly come before the Meeting.
THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF UNITHOLDERS IN LIEU OF AN ANNUAL MEETING AND THE PROXY STATEMENT, DATED JULY 31, 2007.

                               |       Date __________________, 2007
                               V


                                  EVERY UNITHOLDER'S VOTE IS IMPORTANT
                               PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
                                PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
                          _____________________________________________________
                          |                                                    |
                          |                                                    |
                          |____________________________________________________|

                           Signature (Title, if applicable) (Please sign in Box)
                           NOTE: Please sign this proxy exactly as unitholder name appears hereon. When units are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
|                                              |
V                                              V

                                    Please fill in box(es) as shown using black
                                    or blue ink or number 2 pencil. (X)
                               |                                           |
                               V    PLEASE DO NOT USE FINE POINT PENS.     V



THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF NT ALPHA STRATEGIES FUND, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.




1. Election of two Class I Trustees to the Board of Trustees of NT Alpha Strategies Fund.     FOR  WITHHOLD   FOR ALL
                                                                                              ALL    ALL      EXCEPT*

   (01) Mr. Ralph F. Vitale                                                                    0      0          0

   (02) Mr. John J. Masterson

  * To withhold your vote for an individual nominee, mark the "For All Except" box and write the nominee's number on the line:


    ____________________________________________________________________________

                               PLEASE SIGN AND DATE ON THE REVERSE SIDE.


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V                                                                              V